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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-98038, 333-12097, 333-50639, 333-60869,
333-68205, 333-48350, and 333-106442) and Form S-3 (No. 333-109960) of Gadzooks,
Inc. of our report dated May 5, 2004 relating to the consolidated financial statements, which appears on this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP
Dallas, Texas
May 17, 2004